EXHIBT 99.1

Welcome . . .

26th Annual Meeting of Shareholders

May 18, 2005

Presented by

Michael J. Keough President & Chief Executive Officer

2004 HIGHLIGHTS

Year of Transformation

Returned to Profitability

Improved Market Backdrop

SAFETY PERFORMANCE

Cases/200,000 Man Hours

20

15

10

5

0

19.2

16.1

13.7

12.2

9.7

7.6

7.2

6.5

7.3

5.4

5.3

5.3

4.4

3.9

3.5

2.8

90

91

92

93

94

95

96

97

98

99

00

01

02

03

04

Thru Apr 05

CARAUSTAR vs. RECYCLED BOXBOARD INDUSTRY

Mill Volume Growth 2004 vs. 2003

Business

Caraustar

Industry

Tube & Core

4.6%

4.9%

Folding

-2.8%

-1.1%

Gypsum Facings

30.8%

8.2%

Specialty Paperboard

19.8%

0.2%

Total Volume Gains

9.1%

2.6%

Annual Review

Presented by

Ronald J. Domanico Senior VP and Chief Financial Officer

2004 ACCOMPLISHMENTS

Governance

Four Initiatives

Investor Returns

Organization Initiatives

Strategic Initiatives

2004 ACCOMPLISHMENTS:

Governance Initiatives

Policies and procedures

IT systems improvements

S.E.C. review

Sarbanes-Oxley (SOX)

THE SARBANES-OXLEY ACT OF 2002 – “SOX”

Requirements

The CEO and CFO must certify that periodic reports fully comply with the Securities Exchange Act of 1934 and they fairly present, in all material respects, the financial position and results of the Company

The CEO and CFO must certify that Internal Controls are effective

Illegal for any officer or director to fraudulently influence, coerce, manipulate or mislead any auditor

Financial disclosure requirements

“Rapid and current” disclosure of material changes in the financial condition or operations of the Company

SOX ACCOMPLISHMENTS

410 key controls identified

3,300 individual key control audits completed

Over 18,000 individual data sources reviewed

Testing Coverage

53% of Total Assets

51% of Total Revenues

84% of Total Inventory

Results

NO Material Weaknesses

NO Significant Deficiencies

17 Deficiencies (8 financial, 9 IT)

We PASSED!

SOX IMPLICATIONS FOR 2005

Make it a habit – the “NEW” way of doing business

Automate it make it less work make it difficult to “mess up”

Communicate, communicate, communicate – no surprises!

The “Fed Sox” — “Reverse the Curse”

We must get back to building our business!!!

SOX – WHAT IT COST

($000’s)

Permanent:

One-Time:

Audit Fees 400

8 Accountants/Analysts 600

18 IT Employees 1,500

2,500

Consultants 1,500

FOUR INITIATIVES

Caraustar is on the way to returning to historic levels of profitability through four key initiatives

1. Right-sizing

2. Procurement Leverage

3. SG&A Reduction/centralized process

4. Working Capital Optimization

FOUR INITIATIVES: Right-sizing

Matching supply to demand

Running more product on fewer, more efficient machines

One-Time Costs

Year

Cash

Non-Cash

Total

Annual Cash Savings

2002 $9.3 $8.0 $17.3 -

2003 $6.2 $10.5 $16.7 $15.7

2004 $6.3 $15.2 $21.5 $24.0

Total $21.8 $33.7 $55.5 $25.5

FOUR INITIATIVES: Procurement Leverage

Use our scale as a billion dollar company

Centralized Process

External Annual 2004 2005 ($ millions) Spend Savings Savings Savings

Fiber, Freight & Fuel $339 ??? $2 $2

Chemicals, Corrugated & Clothing (1) $71 $9 $4 $9

Coatings, Ink, Temp Labor, IT (2) $85 $9 $0 $5

Non-sourceable (taxes, benefits) $25 $0 $0 $0

Future sourceable $247 $12 $0 $0 $767 $30 $6 $16

(1) MRO, starch, lift trucks, electrical, travel, screens & plates, cell phones, FedEx, oil, propane, office supplies (2) Pallets, adhesives, plates & dies, labels & graphics, communications, waste disposal

FOUR INITIATIVES: SG&A Reduction

Centralized Support Services

Aggressively address insurances, professional services, etc.

As Reported ($ millions)

Year Sales SG&A %

Excluding Nonrecur.

Items*

2002 $936.8 $136.9 14.6% 14.6%

2003 $992.2 $148.0 14.9% 13.8%

2004 $1,060.3 $136.4 12.9% 12.4%

Caraustar Peer Group 10.2%

Gap to average $28.3 2.7%

See supplemental information regarding non-GAAP measures included in the Company’s Form 8-K furnished on May 18, 2005.

FOUR INITIATIVES: Working Capital Optimization

Proactively manage the supply chain

Collect and pay at industry norms

Amount ($ millions) Days

2002 2003 2004 2002 2003 2004

Inventories $107.6 $87.6 $89.0 45.5 39.0 36.1

Receivables 106.1 93.9 102.6 37.1 34.5 35.3

Payables (60.0) (75.0) ($84.9) 25.0 33.4 34.4

Total $153.7 $106.5 $106.8

FOUR INITIATIVES: 2004 Impact

Income (Loss) From Operations Before Restructuring Costs ($ millions)

Incremental Savings Incremental Spending Restructuring 2004 Impact

Right-sizing $8.3 $21.5 $19.4 $6.2

Procurement Leverage $6.0 $1.0 $0.0 $5.0

SG&A Reduction $11.6 $9.5 $2.7 $4.8 $25.9 $32.0 $22.1 $16.0

FOUR INITIATIVES: 2005 Impact

Income (Loss) From Operations Before Restructuring Costs ($ millions)

Incremental Savings Incremental Spending Restructuring 2005 Impact

Right-sizing $1.5 ($16.5) ($14.4) $3.6

Procurement Leverage $10.0 $1.0 $0.0 $9.0

SG&A Reduction $0.0 ($3.0) ($1.2) $1.8 $11.5 ($18.5) ($15.6) $14.4

Energy (Fuel, Freight, Petroleum-based Raw Materials) up $6.5 million in Q1.

2004 ACCOMPLISHMENTS

Full Year Ending Dec. 31, 2003 Dec. 31, 2004 Change

Total Volume * (tons in thousands) 1,158 1,264 9.1%

Sales $992.2 $1,060.3 6.9%

Gross Profit $156.9 $159.9 1.9%

SG&A Expense $148.0 $136.4 ($7.8)

Income from operations ($6.2) $11.7 $17.9M

J.V.’s (EIUA) $8.4 $25.3 $16.9M

EPS ($0.97) ($0.14) $0.83M

Capital Expenditures $20.0 $20.9 $0.9M

EBITDA** $45.4 $65.0 $19.1M

*Includes gypsum and other specialty volume from our 50% owned PBL joint venture. **See supplemental information regarding non-GAAP financial measures included in the Company’s Form 8-K furnished on May 18, 2005.

2004 ACCOMPLISHMENTS:

Investor Returns

Our stock price increased 21.9%

Our bond prices increased

Cash increased from $85.6 million to $89.8 million

Renegotiated the revolving credit facility

2004 ACCOMPLISHMENTS:

Organization Initiatives

Safety improved to record levels

Consolidation of Finance and Accounting

Centralization of Human Resources

IT transformation project

2004 ACCOMPLISHMENTS:

Organization Initiatives (continued)

New senior management structure

First in-house legal department

New pension plan

New healthcare provider

2004 ACCOMPLISHMENTS:

Strategic Initiatives

“Balance Sheet Initiative” developed

PBL gypsum facing paper increased 78.7%

Formation of the PaperLink joint venture

Implemented the “Caraustar Compass”

Thank you . . .

for your presence here today and for your continuing interest and support for our company. www.caraustar.com

Note Regarding Non-GAAP Financial Measures

This presentation includes the following financial measures: “EBITDA Reconciliation” and “SG&A as a percentage of sales”. These items were discussed during the Company’s 2005 Annual Meeting of Shareholders in Austell, Georgia on May 18, 2005. These items are not financial measures under generally accepted accounting principles in the United States. Because these items are not GAAP financial measures, other companies may present similarly titled items determined with differing adjustments. Accordingly, these measures as presented herein should not be used to evaluate the Company’s performance by comparison to any similarly titled measures presented by other companies. The Company has included these non-GAAP financial measures because it uses these measures, and believes these measures are useful, in evaluating the Company’s cash position and its ability to generate cash, as well as its position and performance with regard to SG&A items. The following tables include a reconciliation of these non-GAAP financial measures with the most comparable GAAP measurement. Investors are strongly urged to review these reconciliations. In addition, the exclusion of certain adjustment items in the calculation of these non-GAAP measures does not imply that such items are non-recurring, infrequent or unusual. The Company has experienced such items in prior periods, and may experience similar items in future periods.

Carustar Industries, Inc.

Reconciliation of GAAP Income (Loss) to EBITDA

(in thousands)

Twelve Months Ended December 31, 2004
Net (Loss) Income GAAP	($3,979)
Plus: Tax Provision (Benefit)	($1,534)
Plus: Interest Expense	$42,160
Plus: Depreciation and Amortization	$30,089
Less: Income from Unconsolidated Affiliates	($25,251)
Plus: Distributions from Unconsolidated Affiliates	$20,250
Less Gain on Sale of Real Estate	($10,323)
Plus: Non-Cash Restructuring and Impairment	$13,079
Plus: Other-Miscellaneous	$500

EBITDA (Non-GAAP)	$64,991

Twelve Months Ended December 31, 2003
Net (Loss) Income GAAP	($27,035)
Plus: Tax Provision (Benefit)	($15,099)
Plus: Interest Expense	$43,905
Plus: Depreciation and Amortization	$30,991
Less: Income from Unconsolidated Affiliates	($8,354)
Plus: Distributions from Unconsolidated Affiliates	$6,150
Less Gain on Sale of Real Estate	$0
Plus: Non-Cash Restructuring and Impairment	$14,816
Plus: Other-Miscellaneous	$0

EBITDA (Non-GAAP)	$45,374

Caraustar Industries, Inc.

Reconciliation of SG&A as a Percentage of Sales

(In Thousands)

	For the Year Ended December 31, 2003	For the Year Ended December 31, 2004
Sales (GAAP)	$992,200	$1,060,275
Selling, General and Administrative Expenses (GAAP)	$147,998	$136,445

Selling, General and Administrative Expenses as a Percentage of Sales	14.9%	12.9%

Non-Recurring Items (Non-GAAP)	$(11,500)	$(5,500)

Adjusted Selling, General and Administrative
Expenses (Non-GAAP)	$136,498	$130,945
Adjusted Selling, General and Administrative
Expenses as a Percentage of Sales (Non-GAAP)	13.8%	12.4%